Weyerhaeuser Company				Exhibit 99.2
Q2.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net Sales	$1,736	$1,964	$1,874	$3,700	$3,629
Cost of products sold	1,361	1,499	1,453	2,860	2,825
Gross margin	375	465	421	840	804
Selling expenses	28	27	31	55	64
General and administrative expenses	88	88	96	176	201
Research and development expenses	7	7	8	14	15
Charges for restructuring, closures and impairments	19	8	3	27	6
Other operating income, net	(75)	(65)	(10)	(140)	(28)
Operating income	308	400	293	708	546
Interest income and other	9	11	8	20	18
Interest expense, net of capitalized interest	(83)	(83)	(80)	(166)	(162)
Earnings from continuing operations before income taxes	234	328	221	562	402
Income taxes	(50)	(59)	(36)	(109)	(75)
Earnings from continuing operations	184	269	185	453	327
Earnings from discontinued operations, net of income taxes	10	22	13	32	15
Net earnings	194	291	198	485	342
Dividends on preference shares	(11)	(11)	(2)	(22)	(2)
Net earnings attributable to Weyerhaeuser common shareholders	$183	$280	$196	$463	$340

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.29	$0.44	$0.33	$0.73	$0.59
Discontinued operations	0.02	0.04	0.02	0.06	0.03
Net earnings per share	$0.31	$0.48	$0.35	$0.79	$0.62
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.29	$0.43	$0.33	$0.73	$0.58
Discontinued operations	0.02	0.04	0.02	0.06	0.03
Net earnings per share	$0.31	$0.47	$0.35	$0.79	$0.61
Dividends paid per common share	$0.22	$0.22	$0.20	$0.44	$0.37
Weighted average shares outstanding (in thousands):
Basic	584,915	586,061	552,855	585,491	549,159
Diluted	589,312	589,766	557,588	589,542	554,301
Common shares outstanding at end of period (in thousands)	584,961	586,698	577,874	586,698	577,874

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net earnings	$194	$291	$198	$485	$342
Earnings from discontinued operations, net of income taxes	(10)	(22)	(13)	(32)	(15)
Interest income and other	(9)	(11)	(8)	(20)	(18)
Interest expense, net of capitalized interest	83	83	80	166	162
Income taxes	50	59	36	109	75
Operating income	308	400	293	708	546
Depreciation, depletion and amortization	123	122	108	245	217
Non-operating pension and postretirement costs (credits)	(10)	(11)	10	(21)	20
Special items	(49)	(39)	—	(88)	—
Adjusted EBITDA*	$372	$472	$411	$844	$783
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q2.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2014	June 30, 2014	December 31, 2013

ASSETS
Current assets:
Cash and cash equivalents	$777	$845	$830
Receivables, less allowances	543	590	518
Receivables for taxes	34	37	101
Inventories	626	596	542
Prepaid expenses	101	106	117
Deferred tax assets	186	128	130
Current assets of discontinued operations	48	988	88
Total current assets	2,315	3,290	2,326
Property and equipment, net	2,596	2,599	2,689
Construction in progress	140	157	112
Timber and timberlands at cost, less depletion charged to disposals	6,574	6,571	6,580
Investments in and advances to equity affiliates	189	188	190
Goodwill	40	40	42
Deferred tax assets	1	—	5
Other assets	354	419	324
Restricted financial investments held by variable interest entities	615	615	615
Noncurrent assets of discontinued operations	1,762	1,827	1,694
Total assets	$14,586	$15,706	$14,577

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$2	$—	$2
Accounts payable	365	335	343
Accrued liabilities	582	597	629
Current liabilities of discontinued operations	123	137	154
Total current liabilities	1,072	1,069	1,128
Long-term debt	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred income taxes	387	410	285
Deferred pension and other postretirement benefits	471	422	516
Other liabilities	334	334	382
Noncurrent liabilities of discontinued operations	35	926	32
Total liabilities	7,701	8,563	7,745
Equity:
Total Weyerhaeuser shareholders' interest	6,852	7,092	6,795
Noncontrolling interests	3	2	3
Noncontrolling interests in discontinued operations	30	49	34
Total equity	6,885	7,143	6,832
Total liabilities and equity	$14,586	$15,706	$14,577

Weyerhaeuser Company
Q2.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Cash flows from operations:
Net earnings	$194	$291	$198	$485	$342
Noncash charges (credits) to income:
Depreciation, depletion and amortization	126	126	111	252	223
Deferred income taxes, net	36	89	23	125	49
Pension and other postretirement benefits	(47)	(44)	28	(91)	52
Share-based compensation expense	9	11	10	20	22
Charges for impairment of assets	—	1	2	1	3
Net gains on dispositions of assets	(25)	(21)	(14)	(46)	(21)
Foreign exchange transaction (gains) losses	14	(12)	4	2	8
Change in:
Receivables less allowances	(1)	(47)	45	(48)	(120)
Receivable for taxes	67	(3)	22	64	52
Inventories	(88)	34	32	(54)	(36)
Real estate and land	(72)	(35)	(62)	(107)	(121)
Prepaid expenses	3	(3)	(1)	—	(14)
Accounts payable and accrued liabilities	(80)	(17)	34	(97)	(32)
Deposits on land positions and other assets	12	(4)	(9)	8	(10)
Pension and postretirement contributions	(33)	(30)	(32)	(63)	(69)
Other	(6)	(14)	(17)	(20)	(15)
Net cash from operations	109	322	374	431	313

Cash flows from investing activities:
Property and equipment	(51)	(83)	(47)	(134)	(82)
Timberlands reforestation	(14)	(11)	(8)	(25)	(21)
Proceeds from sale of assets	19	1	8	20	14
Payments of liabilities held by special purpose entities	—	—	22	—	22
Other	—	—	(4)	—	(4)
Cash from investing activities	(46)	(93)	(29)	(139)	(71)

Cash flows from financing activities:
Net proceeds from issuance of common shares	—	—	781	—	781
Net proceeds from issuance of preference shares	—	—	669	—	669
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	—	887	—	887	—
Deposit of WRECO debt proceeds into escrow	—	(887)	—	(887)	—
Cash dividends on common shares	(129)	(128)	(109)	(257)	(202)
Cash dividends on preference shares	—	(11)	—	(11)	—
Change in book overdrafts	(6)	—	4	(6)	7
Payments on debt	—	—	(21)	—	(177)
Exercises of stock options	15	39	51	54	132
Other	2	(1)	3	1	12
Cash from financing activities	(118)	(101)	1,378	(219)	1,222

Net change in cash and cash equivalents	(55)	128	1,723	73	1,464
Cash and cash equivalents at beginning of period	835	780	639	835	898
Cash and cash equivalents at end of period	$780	$908	$2,362	$908	$2,362
Cash paid (received) during the year for:
Interest, net of amount capitalized	$101	$52	$55	$153	$166
Income taxes	$(50)	$5	$(4)	$(45)	$(6)

Weyerhaeuser Company			Total Company Statistics
Q2.2014 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net earnings attributable to Weyerhaeuser common shareholders	$183	$280	$196	$463	$340
Restructuring, impairments and other charges	13	5	—	18	—
Gain on sale of non-strategic asset	(14)	—	—	(14)	—
Gain on postretirement plan amendment	(29)	(29)	—	(58)	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	153	256	196	409	340
Earnings from discontinued operations, net of income taxes	(10)	(22)	(13)	(32)	(15)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$143	$234	$183	$377	$325

	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.31	$0.47	$0.35	$0.79	$0.61
Restructuring, impairments and other charges	0.02	0.01	—	0.03	—
Gain on sale of non-strategic asset	(0.02)	—	—	(0.02)	—
Gain on postretirement plan amendment	(0.05)	(0.04)	—	(0.10)	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.26	0.44	0.35	0.70	0.61
Earnings from discontinued operations, net of income taxes	(0.02)	(0.04)	(0.02)	(0.06)	(0.03)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.24	$0.40	$0.33	$0.64	$0.58

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Depreciation, depletion and amortization:
Cost of products sold	$117	$117	$102	$234	$205
Selling, general and administrative expenses	6	5	6	$11	12
Total depreciation, depletion and amortization	$123	$122	$108	$245	$217

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$10	$12	$14	$22	$27
Pension and postretirement costs (credits) not allocated	(10)	(12)	10	$(22)	20
Total company pension and postretirement costs	$—	$—	$24	$—	$47

Total increase in working capital(1)	$(170)	$49	$161	$(121)	$(173)
Cash spent for capital expenditures	$(63)	$(92)	$(53)	$(155)	$(99)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company			Timberlands Segment
	Q2.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Sales to unaffiliated customers	$377	$397	$333	$774	$626
	Intersegment sales	238	186	166	424	390
	Total net sales	615	583	499	1,198	1,016
	Cost of products sold	431	399	365	830	760
	Gross margin	184	184	134	368	256
	Selling expenses	2	2	2	4	5
	General and administrative expenses	26	23	25	49	50
	Research and development expenses	4	3	5	7	9
	Charges for restructuring, closures and impairments	—	—	—	—	2
	Other operating income, net	(12)	(14)	(11)	(26)	(26)
	Operating income	164	170	113	334	216
	Interest income and other	—	—	1	—	2
	Net contribution to earnings	$164	$170	$114	$334	$218

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Operating income	$164	$170	$113	$334	$216
	Depreciation, depletion and amortization	52	51	34	103	70
	Adjusted EBITDA*	$216	$221	$147	$437	$286
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Total increase in working capital(1)	$(29)	$(15)	$(21)	$(44)	$(31)
	Cash spent for capital expenditures	$(19)	$(18)	$(18)	$(37)	$(36)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Third Party Net Sales (millions)	Logs:
	West	$257	$261	$208	$518	$385
	South	62	60	65	122	126
	Canada	6	1	2	7	9
	Total logs	325	322	275	647	520
	Chip sales	3	2	2	5	5
	Timberlands exchanges	4	28	14	32	16
	Higher and better use land sales	3	7	5	10	8
	Minerals, oil and gas	7	8	9	15	17
	Products from international operations	24	26	22	50	44
	Other products	11	4	6	15	16
	Total	$377	$397	$333	$774	$626
Logs Third Party Sales Realizations (per cubic meter)	West	$114.46	$109.13	$115.11	$111.71	$110.44
	South	$44.88	$45.16	$43.47	$45.02	$43.47
	Canada	$35.30	$38.04	$36.38	$35.75	$36.57
	International	$16.99	$16.27	$25.00	$16.64	$24.54
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,246	2,390	1,812	4,636	3,486
	South	1,385	1,339	1,507	2,724	2,906
	Canada	156	30	38	186	242
	International	147	139	77	286	145
	Total	3,934	3,898	3,434	7,832	6,779
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,875	2,888	1,921	5,763	3,916
	South	2,866	2,715	2,828	5,581	5,661
	International	249	249	167	498	364
	Total	5,990	5,852	4,916	11,842	9,941

Weyerhaeuser Company				Wood Products Segment
Q2.2014 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Sales to unaffiliated customers		$898	$1,077	$1,065	$1,975	$2,053
Intersegment sales		19	21	18	40	36
Total net sales		917	1,098	1,083	2,015	2,089
Cost of products sold		791	939	884	1,730	1,654
Gross margin		126	159	199	285	435
Selling expenses		25	23	24	48	50
General and administrative expenses		37	30	36	67	72
Research and development expenses		1	2	1	3	2
Charges for restructuring, closures and impairments		—	2	1	2	1
Other operating costs (income), net		(1)	—	1	(1)	(4)
Operating income		64	102	136	166	314
Interest income and other		—	—	—	—	—
Net contribution to earnings		$64	$102	$136	$166	$314

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Operating income		$64	$102	$136	$166	$314
Depreciation, depletion and amortization		29	30	31	59	62
Adjusted EBITDA*		$93	$132	$167	$225	$376
* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Total decrease (increase) in working capital(1)		$(137)	$29	$75	$(108)	$(119)
Cash spent for capital expenditures		$(18)	$(38)	$(16)	$(56)	$(26)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Structural Lumber (board feet)	Third party net sales	$427	$515	$502	$942	$953
	Third party sales realizations	$432	$427	$434	$429	$437
	Third party sales volumes(1)	989	1,206	1,156	2,195	2,181
	Production volumes	1,009	1,081	1,053	2,090	2,074
	Outside purchase volumes	78	82	77	160	179
Engineered Solid Section (cubic feet)	Third party net sales	$90	$114	$84	$204	$166
	Third party sales realizations	$1,959	$1,976	$1,920	$1,968	$1,885
	Third party sales volumes(1)	4.6	5.8	4.4	10.4	8.8
	Production volumes	4.9	5.7	4.6	10.6	9.2
	Outside purchase volumes	1.8	0.5	0.4	2.3	1.3
Engineered I-joists (lineal feet)	Third party net sales	$59	$81	$60	$140	$116
	Third party sales realizations	$1,454	$1,470	$1,358	$1,463	$1,330
	Third party sales volumes(1)	40	55	44	95	87
	Production volumes	44	55	42	99	86
	Outside purchase volumes	1	3	1	4	4
Oriented Strand Board (square feet 3/8')	Third party net sales	$148	$159	$224	$307	$460
	Third party sales realizations	$230	$226	$332	$228	$345
	Third party sales volumes(1)	641	706	675	1,347	1,332
	Production volumes	657	681	663	1,338	1,325
	Outside purchase volumes	53	51	56	104	124
Softwood Plywood (square feet 3/8')	Third party net sales	$30	$35	$41	$65	$77
	Third party sales realizations	$332	$348	$378	$340	$374
	Third party sales volumes(1)	90	102	108	192	207
	Production volumes	59	60	63	119	124
	Outside purchase volumes	33	36	33	69	75
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company			Cellulose Fibers Segment
	Q2.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Total net sales	$461	$490	$476	$951	$950
	Cost of products sold	390	381	394	771	818
	Gross margin	71	109	82	180	132
	Selling expenses	4	4	5	8	9
	General and administrative expenses	20	20	21	40	41
	Research and development expenses	2	2	2	4	4
	Other operating income, net	(9)	(8)	(5)	(17)	(12)
	Operating income	54	91	59	145	90
	Interest income and other	—	—	(2)	—	(2)
	Net contribution to earnings	$54	$91	$57	$145	$88

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Operating income	$54	$91	$59	$145	$90
	Depreciation, depletion and amortization	38	39	39	77	78
	Adjusted EBITDA*	$92	$130	$98	$222	$168
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$31	$(37)	$12	$(6)	$5
	Cash spent for capital expenditures	$(26)	$(35)	$(17)	$(61)	$(34)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Pulp (air-dry metric tons)	Third party net sales (millions)	$363	$383	$369	$746	$740
	Third party sales realizations	$825	$845	$797	$835	$797
	Third party sales volumes (thousands)	440	454	462	894	929
	Production volumes (thousands)	459	467	463	926	908
Liquid Packaging Board (tons)	Third party net sales (millions)	$80	$87	$86	$167	$171
	Third party sales realizations	$1,122	$1,165	$1,079	$1,144	$1,079
	Third party sales volumes (thousands)	71	75	81	146	159
	Production volumes (thousands)	78	79	77	157	155

Weyerhaeuser Company			Unallocated Items
Q2.2014 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with outstanding borrowings and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Unallocated corporate function expenses	$(2)	$(1)	$(3)	$(3)	$(6)
Unallocated share-based compensation	3	(6)	5	(3)	(2)
Unallocated pension & postretirement credits (costs)	55	56	(10)	111	(20)
Foreign exchange gains (losses)	(15)	13	(4)	(2)	(8)
Elimination of intersegment profit in inventory and LIFO	(19)	(1)	8	(20)	(16)
Other	4	(24)	(12)	(20)	(23)
Operating income (loss)	26	37	(16)	63	(75)
Interest income and other	9	11	10	20	19
Net contribution to earnings from continuing operations(1)	$35	$48	$(6)	$83	$(56)
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Operating income (loss)	$26	$37	$(16)	$63	$(75)
Depreciation, depletion and amortization	4	2	4	6	7
Non-operating pension and postretirement costs (credits)	(10)	(11)	10	(21)	20
Special items	(49)	(39)	—	(88)	—
Adjusted EBITDA*	$(29)	$(11)	$(2)	$(40)	$(48)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Gain on postretirement plan amendment	$45	$45	$—	$90	$—
Restructuring, impairments and other charges	(18)	(6)	—	(24)	—
Gain on sale of non-strategic asset	22	—	—	22	—
Total	$49	$39	$—	$88	$—

Unallocated Selected Items

	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Total increase in working capital(1)	$(35)	$72	$95	$37	$(28)
Cash spent for capital expenditures	$—	$(1)	$(2)	$(1)	$(3)
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company			Discontinued Operations
Q2.2014 Analyst Package
Preliminary results, subject to audit

Discontinued operations relate to WRECO, which was combined with TRI Pointe Homes, Inc. through a Reverse Morris Trust transaction on July 7, 2014. It was previously reported under the Real Estate segment and Unallocated Items.

Discontinued Operations Statement of Operations

in millions	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Total net sales	$248	$317	$267	$565	$463
Income from operations	$16	$27	$19	$43	$23
Income taxes	(6)	(5)	(6)	(11)	(8)
Net earnings from discontinued operations	$10	$22	$13	$32	$15

Discontinued Operations Selected Items

	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Cash from operations	$(28)	$133	$(56)	$105	$(127)
Cash spent for capital expenditures	$(2)	$(2)	$(2)	$(4)	$(4)

Discontinued Operations Statistics

	Q1.2014	Q2.2014	Q2.2013	YTD.2014	YTD.2013
Net sales:
Single-family housing	$242	$310	$257	$552	$440
Land	3	7	10	10	21
Other	3	—	—	3	2
Total net sales	$248	$317	$267	$565	$463
Single-family homes closed	508	628	636	1,136	1,099
Single-family average price of homes closed (in thousands)	$476	$493	$405	$485	$400
Single-family gross margin(1)	20.9%	21.6%	21.6%	21.3%	20.7%
(1) Single-family gross margin equals revenue less cost of sales and period costs.